UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 28, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 2, 2007, EXCO Resources, Inc., a Texas corporation (“EXCO”), filed a Form 8-K dated March 28, 2007 and thereafter filed Amendment No. 1 thereto (together, the “Original Form 8-K”).   This Form 8-K/A –Amendment No. 2 amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited statements of revenues and direct operating expenses of the Anadarko Vernon Operations for the years ended December 31, 2006, 2005 and 2004 are included as Exhibit 99.2.

(b)   Unaudited Pro Forma Financial Information.

The required unaudited pro forma financial information in respect of the acquisition of the Anadarko Vernon Properties is included as Exhibit 99.3.

(d)   Exhibits.

Exhibit Number	Description

3.1

Statement of Designation of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.2

Statement of Designation of Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.3

Statement of Designation of Series B 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.4

Statement of Designation of Series C 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.5

Statement of Designation of Series A-1 Hybrid Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.6

Statement of Designation of Series A-2 Hybrid Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

4.1

Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the 7.0% Cumulative Convertible Perpetual Preferred Stock and the Hybrid Preferred Stock, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

4.2

Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the Hybrid Preferred Stock, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.1

First Amendment to Purchase and Sale Agreement and Assignment of Partial Interest in the Purchase and Sale Agreement, dated as of March 30, 2007, by and among Anadarko Petroleum Corporation, Anadarko Gathering Company, EXCO Partners Operating Partnership, LP and Vernon Gathering, LLC, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.2

Preferred Stock Purchase Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.3

Letter Agreement, dated March 28, 2007 with OCM Principal Opportunities Fund IV, L.P. and OCM EXCO Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.4

Letter Agreement, dated March 28, 2007, with Ares Corporate Opportunities Fund, ACOF EXCO, L.P., ACOF EXCO892 Investors, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO, L.P. and Ares EXCO 892 Investors, L.P,

previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.5

Amended and Restated Credit Agreement, dated as of March 30, 2007, among EXCO Partners Operating Partnership, LP, as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

23.1	Consent of KPMG LLP, filed herewith.

99.1	Press Release, dated March 30, 2007, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

99.2	Anadarko Vernon Operations Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004.

99.3	EXCO Resources, Inc. Pro forma financial information and footnotes for the year ended December 31, 2006 and the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: June 11, 2007	By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1

Statement of Designation of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.2

Statement of Designation of Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.3

Statement of Designation of Series B 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.4

Statement of Designation of Series C 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.5

Statement of Designation of Series A-1 Hybrid Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

3.6

Statement of Designation of Series A-2 Hybrid Preferred Stock of EXCO Resources, Inc., previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

4.1

Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the 7.0% Cumulative Convertible Perpetual Preferred Stock and the Hybrid Preferred Stock, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

4.2

Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the Hybrid Preferred Stock, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.1

First Amendment to Purchase and Sale Agreement and Assignment of Partial Interest in the Purchase and Sale Agreement, dated as of March 30, 2007, by and among Anadarko Petroleum Corporation, Anadarko Gathering Company, EXCO Partners Operating Partnership, LP and Vernon Gathering, LLC, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.2

Preferred Stock Purchase Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.3

Letter Agreement, dated March 28, 2007 with OCM Principal Opportunities Fund IV, L.P. and OCM EXCO Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.4

Letter Agreement, dated March 28, 2007, with Ares Corporate Opportunities Fund, ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO, L.P. and Ares EXCO 892 Investors, L.P, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

10.5

Amended and Restated Credit Agreement, dated as of March 30, 2007, among EXCO Partners Operating Partnership, LP, as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

23.1	Consent of KPMG LLP, filed herewith.

99.1	Press Release, dated March 30, 2007, previously filed as an exhibit to the Original Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

99.2	Anadarko Vernon Operations Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004.

99.3	EXCO Resources, Inc. Pro forma financial information and footnotes for the year ended December 31, 2006 and the three months ended March 31, 2007.